Q1 Fiscal 2018 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Transcat Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

First Quarter Fiscal 2018 Execution

Consolidated Results

- Strong organic revenue: up 9.4% to $36.3 million
- Operating income consistent given investments to enhance operating infrastructure and one-off non-cash stock-based comp
- Net income of $0.9 million, or $0.12 per diluted share

Service Segment

- High single-digit organic growth; robust order level and pipeline throughout the quarter
- 33 consecutive quarters of YOY revenue growth
- Experienced short-term labor constraint in labs; have sufficient physical capacity

Distribution Segment

- Strong performance: sales up 11.4% with improved gross and operating margins
- Higher demand from core Distribution customers, growing rental business and tailwind from oil & gas recovery
- Increased sales opportunities driven by investments in e-commerce capabilities, web-based marketing and improved domain authority

Revenue

($ in millions)

Q1 Service Segment


$17.2
$18.5
Q1 FY 2017
Q1 FY 2018

Consolidated – Annual


7% CAGR*
$118.5
$123.6
$122.2
$143.9
$147.0
$48.2
$51.8
$59.2
$71.1
$72.4
$70.3
$71.8
$63.0
$72.8
$74.6
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM
Service
Distribution

Q1 Distribution Segment


$16.0
$17.8
Q1 FY 2017
Q1 FY 2018

- Solid organic revenue growth drove both segments
- Service segment has strong momentum
  - 15% Q1 FY18 TTM growth
  - 13% CAGR*

**FY 2014 – Q1 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q1 Service Segment


$1.0
$0.9
6.1%
4.8%
Q1 FY 2017
Q1 FY 2018

Consolidated – Annual

5% CAGR*


$6.7
$6.8
$6.3
$7.9
$7.9
$2.4
$3.7
$4.2
$4.8
$4.6
$4.3
$3.1
$2.1
$3.2
$3.3
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM
Service
Distribution

Q1 Distribution Segment


$0.4
$0.5
2.5%
3.0%
Q1 FY 2017
Q1 FY 2018

- Distribution margin improved 50 bps to 3.0%
  - Cost controls more than offset 90 bps impact of one-off non-cash stock-based comp expense
- Service gross margin negatively impacted by expenses to address short-term labor constraints and mix
  - Operating margin down 90 bps from stock-based comp expense

**FY 2014 – Q1 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q1 Service Segment


$2.3
$2.2
13.6%
12.0%
Q1 FY 2017
Q1 FY 2018

Consolidated – Annual


13% CAGR**
$10.0
$10.3
$10.6
$14.5
$14.8
$4.6
$6.1
$7.5
$9.6
$9.5
$5.4
$4.1
$3.1
$4.9
$5.3
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM
Service
Distribution

Q1 Distribution Segment


$0.8
$1.1
4.8%
6.4%
Q1 FY 2017
Q1 FY 2018

- Consolidated Q1 FY 2018 up 8%
  - Adjusted EBITDA* margin down 10 bps to 9.3%
- 25% CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2014 – Q1 FY 2018 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Net Income & Diluted EPS

($ in millions, except EPS)



Annual
Quarterly
$4.0
$4.0
$4.1
$4.5
$4.5
$0.91
$0.86
$0.54
$0.57
$0.58
$0.64
$0.63
Diluted EPS
$0.13
$0.12
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM
Q1 FY 2017
Q1 FY 2018

- 4% CAGR for net income *(FY 2014 – Q1 FY 2018 TTM)*
- Lower effective tax rate of 24.8% in FY18 Q1 due to the tax benefit from stock-based compensation awards
- Income tax rate expected to range between 34% and 36% for full year fiscal 2018*

** FY 2018 tax rate expectation provided as of July 25, 2017*

TRANSCAT Trust in every measure

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$7.6
$12.2
$19.1
$27.3
$32.0
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018

- $6.4 million available from credit facility as of June 24, 2017
- Total debt to TTM Adjusted EBITDA* 2.2x at quarter-end
- Q1 FY18 CapEx of $2.1M for rental assets and customer-driven Service capabilities

Capital Expenditures


$2.0
$3.5
$4.1
$5.3
$6.4
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

Cash Flow from Operations


$7.6
$4.4
$11.0
$7.5
$4.8
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

FY 2018 Outlook* -- Strong Momentum

- Continued emphasis on improving Operational Excellence
  - Improve customer experiences, expand organic growth potential, and strengthen our acquisition integration process
- Fortifying structure with technology, people and processes
- Expect solid organic growth in the Service segment
- Optimistic Distribution segment performance will continue
- Remain selective and disciplined in acquisition and investment approach
- CapEx spend of $6.0 million to $6.5 million
  - Incremental spending planned for IT infrastructure to drive operational excellence and for customer-opportunity driven Service capabilities

** Outlook provided as of July 25, 2017*

Upcoming Investor Relations Calendar

Aug 30-31	IDEAS Midwest Conference (Chicago)
Sept 13	Annual Meeting
Oct 24	Q2 18 Earnings Release (Call on 10/25)
Nov 15-16	IDEAS Southwest Conference (DAL)

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q1 FY18 TTM
Net Income	$ 3,984	$ 4,026	$ 4,124	$ 4,522	$ 4,472
+ Interest Expense	130	234	247	719	818
+ Other Expense / (Income)	129	111	48	51	56
+ Tax Provision	2,462	2,397	1,883	2,642	2,561
Operating Income	$ 6,705	$ 6,768	$ 6,302	$ 7,934	$ 7,907
+ Depreciation & Amortization	2,945	3,090	3,946	6,184	6,122
+ Other (Expense) / Income	(129)	(111)	(48)	(51)	(56)
+ Noncash Stock Compensation	527	507	359	453	803
Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 14,776

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q1 FY18 TTM
Service Operating Income	$ 2,379	$ 3,693	$ 4,155	$ 4,769	$ 4,610
+ Depreciation & Amortization	2,144	2,362	3,216	4,660	4,523
+ Other (Expense) / Income	(141)	(138)	(64)	(55)	(56)
+ Noncash Stock Compensation	230	224	171	217	386
Service Adjusted EBITDA	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,463
Distribution Operating Income	$4,326	$3,075	$2,147	$3,165	$3,297
+ Depreciation & Amortization	801	728	730	1,524	1,599
+ Other (Expense) / Income	12	27	16	4	-
+ Noncash Stock Compensation	297	283	188	236	417
Distribution Adjusted EBITDA	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,313
Service	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,463
Distribution	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,313
Total Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 14,776

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.